Subsequent Event - Redomicile	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Subsequent Event - Redomicile

Note 19 – SUBSEQUENT EVENT – REDOMICILE

On August 5, 2019 the Company authorized the issuances of an aggregate of 119,046 shares of common stock to the members of the board of directors

In November 2019, MMI formed Muscle Maker Inc., LLC (“MMI NV.”) in the state of Nevada. Pursuant to the Articles of Incorporation filed in the state of Nevada, MMI NV has authorized capital stock consisting of 100,000,000 shares of common stock, with a $0.0001 par value per share.

On November 13, 2019, Muscle Maker, Inc., a California corporation, merged with and into its wholly owned subsidiary, Muscle Maker, Inc., a Nevada corporation, pursuant to an Agreement and Plan of Merger between Muscle Maker, Inc., a California corporation, and Muscle Maker, Inc., a Nevada corporation. Muscle Maker, Inc., a Nevada corporation, continued as the surviving entity of the migratory merger. Pursuant to the migratory merger, the Company changed its state of incorporation from California to Nevada and each share of its common stock converted into one share of common stock of the surviving entity in the migratory merger. No dissenters’ rights were exercised by any of the Company’s stockholders in connection with the migratory merger. All share and per share information has been retroactively adjusted to reflect the merger with a $0.0001 par value per share. Accordingly, the reclassification between additional-paid-in-capital and common stock is reflected in the accompanying consolidated financial statements. These reclassifications had no effect on previously reported net loss.